EXHIBIT 3.17

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20070786900-99
Ross Miller Secretary of State State of Nevada	Filing Date and Time 11/19/2007 10:30 AM
	Entity Number E0793842007-9

Articles of Organization Limited-Liability Company

(PURSUANT TO NRS 86)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. **Name of Limited-Liability Company:** (must contain approved limited-liability company wording; see instructions)	CITYCENTER VDARA CONDO HOTEL HOLDINGS, LLC			Check box if a Series Limited-Liability Company ☐
2. **Resident Agent Name and Street Address:** (must be a Nevada address where process may be served)	Bryan L. Wright Name			
	3950 LAS VEGAS BOULEVARD SOUTH (MANDATORY) Physical Street Address	LAS VEGAS City	Nevada	89119 Zip Code
	(OPTIONAL) Mailing Address	City	State	Zip Code
3. **Dissolution Date:** (OPTIONAL; see instructions)	Latest date upon which the company is to dissolve (if existence is not perpetual):			
4. **Management:**	Company shall be managed by ☒ Manager(s) OR ☐ Members (check only one box)			
5. **Name and Address of each Manager or Managing Member:** (attach additional page if more than 3)	J. TERRENCE LANNI Name			
	3600 LAS VEGAS BOULEVARD SOUTH Address	LAS VEGAS City	NV State	89109 Zip Code
	JAMES J. MURREN Name			
	3600 LAS VEGAS BOULEVARD SOUTH Address	LAS VEGAS City	NV State	89109 Zip Code
	GARY N. JACOBS Name			
	3600 LAS VEGAS BOULEVARD SOUTH Address	LAS VEGAS City	NV State	89109 Zip Code
6. **Name, Address and Signature of Organizer:** (attach additional page if more than 1)	Bryan L. Wright Name	X [signature] Signature		
	3950 LAS VEGAS BOULEVARD SOUTH Address	LAS VEGAS City	NV State	89119 Zip Code
7. **Certificate of Acceptance of Appointment of Resident Agent:**	I hereby accept appointment as Resident Agent for the above named limited-liability company. X [signature] Authorized Signature of R.A. or On Behalf of R.A. Company	Date		

This form must be accompanied by appropriate fees.

Nevada Secretary of State Form LLC Arts 2007
Revised on 01/01/07

INITIAL LIST OF MANAGERS OR MANAGING MEMBERS AND RESIDENT AGENT OF

CITYCENTER VDARA CONDO HOLDINGS, LLC

(Name of Limited-Liability Company)

FOR the filing period of NOVEMBER 2007 To NOVEMBER 2008

FILE NUMBER

E0793842007-9

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

Bryan L. Wright 3950 Las Vegas Blvd. South Las Vegas, NV 89119

Filed in the office of

Ross Miller Secretary of State State of Nevada

Document Number

20070833303-79

Filing Date and Time

12/04/2007 8:03 AM

Entity Number

E0793842007-9

A FORM TO CHANGE RESIDENT AGENT INFORMATION CAN BE FOUND ON OUR WEBSITE: secretaryofstate.biz

Important: Read Instructions before completing and returning this form. USE BLACK INK ONLY—DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to resident agent.)

Print or type names and addresses, either residence or business, for all managers or managing members. A Manager, or if none, a Managing Member of the LLC must sign the form. FORM WILL BE RETURNED IF UNSIGNED

If there are additional managers or managing members, attach a list of them to this form.

Return the completed form with the S125.0O fling fee. A $75,00 penalty must be added for failure to fife this four! by the last day of first month following organization dale.

Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business.

Ordering Coples: If requested above, one file stamped copy will be returned at ™ additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of S2.00 per page is required for each additional copy generated when ordering 2 or mere file stamped or certified copies. Appropriate instructions must accompany your order.

Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897DH201, (775) 684-5708.

Form must be in the possession of the Secretary of Slate on or before the last day of the first month following the initial registration date. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE: $125 00

LATE PENALTY: $75 00

NAME

J. TERRENCE LANNI

ADDRESS . (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) MANAGER MANAGING MEMBER

CITY ST ZIP

3600 LAS VEGAS BOULEVARD SOUTH LAS VEGAS NV 89109

NAME (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

JAMES J. MURREN

ADDRESS MANAGER MANAGING MEMBER CITY ST ZIP

3600 LAS VEGAS BOULEVARD SOUTH CITY STATE ZIP

LAS VEGAS NV 89109

NAME

GARY N. JACOBS

ADDRESS

3600 LAS VEGAS BOULEVARD SOUTH {DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) MANAGER MANAGING MEMBER

CITY ST ZIP

LAS VEGAS NV 89109

NAME ADDRESS (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) MANAGER MANAGING MEMBER

CITY ST ZIP

ADDRESS

NAME ADDRESS (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) MANAGER MANAGING MEMBER

CITY ST ZIP

I declare, to the heat of my knowledge under penalty of penalty, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS

219.330, It Is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

Date

Title

MANAGER

Signature of Manager or Managing Member

Nevada Secretary of State Form Initial List LLC 2007 Revised on: 01/01/07

ADDENDUM TO INITIAL LIST OF MANAGERS AND MANAGING MEMBERS OF CITYCENTER VDARA CONDO HOTEL HOLDINGS, LLC

Robert H. Baldwin, President & COO

Chris Nordling, Executive Vice President & CFO

Cathy Santoro, Treasurer

Gary N. Jacobs, Secretary

Bruce Aguilera, Assistant Secretary

John McManus, Assistant Secretary

Bryan L. Wright, Assistant Secretary

[GRAPHIC APPEARS HERE]

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775) 684 5708

Website: secretaryofstate.biz

Amendment to Articles of Organization

(PURSUANT TO NRS 86.221)

Filed in die office of

Ross Miller Secretary of State State of Nevada

Document Number

20070840226-81

Filing Dale and Time

12/11/2007 9:50 AM

Entity Number

E0793842007-9

USE BLACK INK ONLY—DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization For a Nevada Limited-Liability Company (Pursuant to NRS 86.221)

1. Name of limited-liability company:

CITYCENTER VDARA CONDO HOTEL HOLDINGS, LLC

2. The company is managed by: (_ Managers OR             Members

(check only one box)

3. The articles have been amended as follows (provide articles numbers, if available)*:

Article 4. Entity is member managed.

4. Signature {must be signed by at least one manager or by a managing member):

CITYCENTER VDARA DEVELOPMENT, LLC

/s/ Bryan L. Wright AUTH. REPRESENTATIVE

* 1) If amending company name, it must contain the words "Limited-Liability Company," "Limited Company," or "Limited," or the abbreviations "Ltd.," "L.L.C.," or "L.C.," "LLC" or "LC," The word "Company" may be abbreviated as "Co." 2} If adding managers, provide names and addresses.

FILING FEE: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees

Nevada Secretary of State AM 86.221 Amend 2007 Revised 01/01/07

[GRAPHIC APPEARS HERE]

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4520

(776) 684 5708

Website: www.nvsos.gov

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78,

78A, 80, 81, 82, 84, 86, 87, 87A, 88,

88A, 89 AND 92A)

Filed in the office of Document Number

20090783419-33

Ross Miller Secretary of State State of Nevada

Filing Date and Time

11/09/2009 11:11 AM

Entity Number

E0793842007-9

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY— DO NOT HIGHLIGHT

Certificate of Correction (Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

CityCenter Vdara Condo Hotel Holdings, LLC

2. Description of the original document for which correction is being made:

Certificate of Amendment to Articles of Organization for a Nevada Limited Liability Company (Document Number 20070840226-81)

3. Filing date of the original document for which correction is being made: 12/11/07

Description of the inaccuracy or defect The Company was manager-managed and amended its articles by filing a Certificate of Amendment on 12/11/07 in order to change its status to that of member-managed. However, such amendment was prepared with defects: (i) Section 2 of the amendment incorrectly indicated that the Company was managed by members when it was still managed by managers; and (ii) Section 3 of the amendment did not provide the name and address of the managing member and sole member,

5. Correction of the inaccuracy or defect

Section 2 of the Certificate of Amendment shall be corrected to provide that the Company was managed by Managers. Section 3 of the Certificate of Amendment shall be connoted to provide that: (i) Article 4 of the Articles of Organization filed 11/19/07 shall be amended to provide that the Company shall be managed by its sole member, and (ii) Article 5 of the Articles of Organization shall be amended to provide (he Company's solo member and managing member is CityCenter Vdara Development, LLC, and the the address of the sole member and managing member is c/o MGM MIRAOE, 3950 Las Vegas Blvd. South, Las Vegas, NV 89119. •

CiiyCenter Vdara Development, LLC, a Nevada limited liability company, Sole Member By: CityCenter Land, LLC, a Nevada limited liability company, sole member of CityCenter Vdara Development, LLC

6. Signature: By: CityCenter Holdings, LLC, a Delaware limited liability company, sole member of CityCenter Land, LLC

By: Project CC, LLC, a Nevada limited liability company, the managing member of CityCenter Holdings, LLC

/s/ John McManus Assistant Secretary of 10/27/09

Authorized Signature Title* Project CC, LLC Date

* If entity is a corporation, it must be signed by an officer if stock has bean issued, OR an Incorporator or director If stock has not been issued; a limited-liability company, by a manager or managing members:, a limited partnership or Unrated-liability limited partnership, &y a general partner: s limited-liability partnership, by a managing partner; a business trust by a trustee.

. IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected, This form must be accompanied by appropriate fees. : Nevada Secretary of State Correction

Revised: 3-26-00